                                    SOUTHERN CALIFORNIA EDISON COMPANY

                                             POWER OF ATTORNEY

                  The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (the "Company"), and certain of its officers and directors do each hereby constitute and appoint, BEVERLY P. RYDER, MARY C.
SIMPSON, GEORGE T. TABATA, KENNETH S. STEWART, PAIGE W. R. WHITE, TIMOTHY W. ROGERS, DEBORAH FESTA, BONITA J.
SMITH, PEGGY A. STERN, RAYNA M. MORRISON, EILEEN B. GUERRERO, DARLA FRUSHER, POLLY L. GAULT, and DOUGLAS G.
GREEN, or any of them, to act severally as attorney-in-fact for the Company to execute, sign, file or cause to be filed, on its behalf and in its name any registration statement and any exhibits, amendments, and/or supplements thereto to be filed by the Company with the Securities and Exchange Commission for the purpose of registering up to $1,000,000,000 principal amount of the Company's First and Refunding Mortgage Bonds under the Securities Act of 1933, as amended.

                  Executed at Rosemead, California, as of this 13th day of January, 2003.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY

                                                 By:      /S/ Alan J. Fohrer
                                                          ----------------------------
                                                          Alan J. Fohrer
                                                          Chief Executive Officer

Attest:

/S/ Beverly P. Ryder
----------------------
BEVERLY P. RYDER
Secretary

                                        Southern California Edison Company
                                                 Power of Attorney

Principal Executive Officer:

/S/ Alan J. Fohrer
-----------------------------------------------------
Alan J. Fohrer                                                  Chief Executive Officer
                                                                and Director

Principal Financial Officer:

/S/ W. James Scilacci
-----------------------------------------------------
W. James Scilacci                                               Senior Vice President and
                                                                Chief Financial Officer

Controller and Principal Accounting Officer:

/S/ Thomas M. Noonan
-----------------------------------------------------
Thomas M. Noonan                                                Vice President and Controller

Additional Directors:

/S/ John E. Bryson                         Director           /S/ James M. Rosser                     Director
--------------------------------------                        -----------------------------------
John E. Bryson                                                James M. Rosser

/S/ Bradford M. Freeman                    Director           /S/ Robert H. Smith                     Director
--------------------------------------                        -----------------------------------
Bradford M. Freeman                                           Robert H. Smith

/S/ Joan C. Hanley                         Director           /S/ Richard T. Schlosberg, III          Director
--------------------------------------                        -----------------------------------
Joan C. Hanley                                                Richard T. Schlosberg, III

/S/ Bruce Karatz                           Director           /S/ Thomas C. Sutton                    Director
--------------------------------------                        -----------------------------------
Bruce Karatz                                                  Thomas C. Sutton

/S/ Luis G. Nogales                        Director           /S/ Daniel M. Tellep                    Director
--------------------------------------                        -----------------------------------
Luis G. Nogales                                               Daniel M. Tellep

/S/ Ronald L. Olson                        Director
--------------------------------------
Ronald L. Olson